Exhibit 10.18

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is made effective as of the 15th day of June, 2005, by and among Sheer Ventures, Inc., a Nevada corporation (the “Company” or “Seller”) and Petrofinanz GMBH, a limited liability company organized pursuant to the laws of the Marshall Islands (“Purchaser”).

WHEREAS, the Purchaser desires to purchase 400,000 shares of the Company’s common stock at a price of $0.50 per share (the “Shares”); and

WHEREAS, the Company desires to sell the Shares to Purchaser and the Purchaser desires to purchase the Shares from the Company on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and Purchaser do hereby agree as follows:

ARTICLE I
Purchase and Sale of the Shares

Section 1.01. Purchase and Sale. On the Closing Date and upon the terms and subject to the conditions set forth herein, the Seller shall deliver the Shares to the Purchaser free and clear of all liens, in accordance with Section 1.04 below, and Purchaser shall purchase the Shares from the Seller in accordance with Section 1.02 below.

Section 1.02. Purchase Price. The purchase price (the “Purchase Price”) for the Shares is US $200,000 ($0.50 per share), which shall be paid to Seller by cashier’s check, certified funds or wire transfer within four (4) days of Closing.

Section 1.03. Time and Place of Closing. Subject to the satisfaction or waiver of the conditions herein, the closing (the “Closing”) of the transactions contemplated by this Agreement shall take place on or before June 15th, 2005 or at such time, date or place as Seller and Purchaser may agree.

Section 1.04. Delivery of the Shares; Payment of Purchase Price. Upon Closing, the Company shall deliver to Purchaser a certificate representing the Shares, duly endorsed to Purchaser or accompanied by stock powers duly endorsed to Purchaser. Upon payment of the Purchase Price, the Shares shall be deemed to be paid in full, with all taxes attributable to the transfer and sale of the Shares paid by the Seller.

ARTICLE II
Representations and Warranties of the Company

Subject to all of the terms, conditions and provisions of this Agreement, the Company hereby represents and warrants to Purchaser, as of the date hereof and as of the Closing, as follows:

Section 2.01. Organization and Qualification. The Company (i) is an entity duly organized, validly existing and in good standing under the laws of the Nevada, (ii) has all requisite power and authority to carry on its business, and (iii) is duly qualified to transact business and is in good standing in all jurisdictions where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to do so would not have a material adverse effect to the Seller or the Company, respectively.

At Closing, the authorized capital stock of the Company consists of 75,000,000 shares of common stock, no par value, of which 40,800,000 shares are validly issued and outstanding. There are no shares of preferred stock authorized or issued and there is no other class of capital stock authorized or issued by the Company. All of the issued and outstanding shares of common stock of the Company are fully paid and non-assessable. None of the shares issued are in violation of any preemptive rights. The Company has no obligation to repurchase, reacquire, or redeem any of its outstanding capital stock. There are no outstanding securities convertible into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company, there are no outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or any other agreements of any character obligating the Company to issue any shares of its capital stock or any securities convertible into or evidencing the right to purchase or subscribe for any shares of such stock, and there are no agreements or understandings with respect to the voting, sale, transfer or registration of any shares of capital stock of the Company.

Section 2.02  Authorization. All corporate action on the part of Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company has been taken or will be taken prior to the Closing. The Company has the requisite corporate power and authority to execute, deliver and perform this Agreement. This Agreement, when been duly executed and delivered in accordance with its terms, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, and other similar laws of general application relating to or affecting creditors’ rights and to general equitable principles.

Section 2.03 No Breaches or Defaults. The execution, delivery, and performance of this Agreement by the Company does not: (i) conflict with, violate, or constitute a breach of or a default under, (ii) result in the creation or imposition of any lien, claim, or encumbrance of any kind upon the Shares, or (iii) require any authorization, consent, approval, exemption, or other action by or filing with any third party or Governmental Authority under any provision of: (a) any applicable Legal Requirement, or (b) any credit or loan agreement, promissory note, or any other agreement or instrument to which the Company is a party or by which the Shares may be bound or affected. For purposes of this Agreement, "Governmental Authority" means any foreign governmental authority, the United States of America, any state of the United States, and any political subdivision of any of the foregoing, and any agency, department, commission, board, bureau, court, or similar entity, having jurisdiction over the parties hereto or their respective assets or properties. For purposes of this Agreement, "Legal Requirement" means any law, statute, injunction, decree, order or judgment (or interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority.

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Section 2.04 Consents. No permit, consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority or any other person or entity is required on the part of the Company in connection with the execution and delivery by the Seller or the Company of this Agreement or the consummation and performance of the transactions contemplated hereby.

Section 2.05 Pending Claims. There is no claim, suit, arbitration, investigation, action or other proceeding, whether judicial, administrative or otherwise, now pending or, to the best of the Company’s knowledge, threatened before any court, arbitration, administrative or regulatory body or any governmental agency which may result in any judgment, order, award, decree, liability or other determination which will or could reasonably be expected to have any effect upon the Company, or the transfer by the Company to Purchaser of the Shares under this Agreement, nor is there any basis known to the Company for any such action. No litigation is pending, or, to the Company’s knowledge, threatened against the Company, or its assets or properties, which seeks to restrain or enjoin the execution and delivery of this Agreement or any of the documents referred to herein or the consummation of any of the transactions contemplated thereby or hereby. The Company is not subject to any judicial injunction or mandate or any quasi-judicial or administrative order or restriction directed to or against them or which would affect the Company or the Shares to be transferred under this Agreement.

Section 2.06 Taxes. The Company has timely and accurately filed all federal, state, foreign and local tax returns and reports required to be filed prior to such dates and have timely paid all taxes shown on such returns as owed for the periods of such returns, including all sales taxes and withholding or other payroll related taxes shown on such returns. The Company has made adequate provision for the payment of all taxes accruable for all periods ending on or before the Closing Date to any taxing authority and are not delinquent in the payment of any tax or governmental charge of any nature. No assessments or notices of deficiency or other communications have been received by the Company with respect to any tax return which has not been paid, discharged or fully reserved against and no amendments or applications for refund have been filed or are planned with respect to any such return. There are no agreements between the Company and any taxing authority, including, without limitation, the Internal Revenue Service, waiving or extending any statute of limitations with respect to any tax return.

Section 2.07. Labor Matters. The Company is not a party or otherwise subject to any collective bargaining agreement with any labor union or association. There are no discussions, negotiations, demands or proposals that are pending or have been conducted or made with or by any labor union or association, and there are not pending or threatened against the Company any labor disputes, strikes or work stoppages. To the best of the Company’s knowledge, the Company is in compliance with all federal and state laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and, to its knowledge, is not engaged in any unfair labor practices.

Section 2.08. Compliance with Laws. The Company is, and at all times prior to the date hereof has been, to the best of its knowledge, in compliance with all statutes, orders, rules, ordinances and regulations applicable to it or to the ownership of their assets or the operation of its businesses, except for failures to be in compliance that would not have a material adverse effect on the business, properties, condition (financial or otherwise) or prospects of the Company. The Company has no basis to expect, nor have they received any order or notice of any such violation or claim of violation of any such statute, order, rule, ordinance or regulation by the Company.

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Section 2.09. Material Agreements; Action. There are no material contracts, agreements, commitments, understandings or proposed transactions, whether written or oral, to which the Company is a party or by which they are bound that involve or relate to: (i) any of the respective officers, directors, stockholders or partners of the Company or any affiliates thereof, other than in the ordinary course of business; (ii) the sale of any of the assets of the Company other than in the ordinary course of business; (iii) covenants of the Company not to compete in any line of business or with any person in any geographical area or covenants of any other person not to compete with the Company in any line of business or in any geographical area; (iv) the acquisition by the Company of any operating business or the capital stock of any other Person; (v) the borrowing of money; or (vi) the expenditure of more than $5,000 in the aggregate or the performance by the Company extending for a period more than one year from the date hereof, other than in the ordinary course of business.

Section 2.10. No Default. The Company is not in default under any term or condition of any instrument evidencing, creating or securing any indebtedness of the Company, and there has been no default in any material obligation to be performed by the Company under any other contract, lease, agreement, commitment or undertaking to which it is a party or by which it or its assets or properties are bound, nor has the Company waived any material right under any such contract, lease, agreement, commitment or undertaking.

Section 2.11. Disclosure. No representation or warranty of the Company contained in this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

ARTICLE III
Representations and Warranties of Purchaser

Subject to all of the terms, conditions and provisions of this Agreement, the Purchaser hereby represents and warrants to the Seller, as of the date hereof and as of the Closing, as follows:

Section 3.01. Authorization. All corporate action on the part of Purchaser necessary for the authorization, execution, delivery and performance of this Agreement by Purchaser has been taken or will be taken prior to the Closing. Purchaser has the requisite corporate power and authority to execute, deliver and perform this Agreement. This Agreement, when been duly executed and delivered in accordance with its terms, will constitute a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, and other similar laws of general application relating to or affecting creditors’ rights and to general equitable principles.

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Section 3.02. Purchase for Investment. Purchaser is purchasing the Shares for its own account, for investment purposes only and not with view to any public resale or other distribution thereof. Purchaser acknowledges that it is an Accredited Investor as that term is defined in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended. Purchaser and its representatives have received, or have had access to, and have had sufficient opportunity to review, all books, records, financial information and other information which Purchaser considers necessary or advisable to enable it to make a decision concerning its purchase of the Shares, and that it possesses such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of his investment hereunder.

Additionally, the Purchaser understands that any sale by the Purchaser of any of the Shares purchased under this Agreement will, under current law, require either: (a) the registration of the Shares under the Act and applicable state securities acts; (b) compliance with Rule 144 of the Act; or (c) the availability of an exemption from the registration requirements of the Act. The Purchaser understands that the Company has not undertaken and does not presently intend to file a Registration Statement to register the Shares purchased hereunder. The Purchaser hereby agrees to execute, deliver, furnish or otherwise provide to the Company an opinion of counsel reasonably acceptable to the Company prior to any subsequent transfer of the Shares, that such transfer will not violate the registration requirements of the federal or state securities acts. The Purchaser further agrees to execute, deliver, furnish or otherwise provide to the Company any documents or instruments as may be reasonably necessary or desirable in order to evidence and record the Shares acquired hereby.

To assist in implementing the above provisions, the Purchaser hereby consents to the placement of the legend, or a substantially similar legend, set forth below, on all certificates representing ownership of the Shares acquired hereby until the Shares have been sold, transferred, or otherwise disposed of, pursuant to the requirements hereof. The legend shall read substantially as follows:

"THESE SECURITIES HAVE BEEN ISSUED PURSUANT TO EXEMPTION FROM REGISTRATION CONTAINED IN REGULATION S OF THE SECURITIES ACT OF 1933 AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE FOREIGN SECURITIES ACTS. THESE SECURITIES MAY ONLY BE RESOLD IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT OF 1933."

Section 3.03  Purchasers Information.

Purchaser hereby confirms and represents that:

a.
Purchaser understands that the Shares have not been approved or disapproved by the United States Securities and Exchange Commission or any foreign securities agencies and no registration statement has been filed with any regulatory agency.

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b.
Purchaser is not an underwriter and would be acquiring the Shares solely for investment for his or her own account and not with a view to, or for, resale in connection with any distribution with in the meaning of the federal securities act, the state securities acts or any other applicable state securities acts;

c.
The undersigned Purchaser is not a person in the United States of America and at the time the buy order was originated, the Purchaser was outside the United States of America. The undersigned Purchaser is not a citizen of the United States (a U.S. Person) as that term is defined in Reg. S of the Securities Act of 1933 and was not formed by a U. S. person principally for the purpose of investing in securities not registered under the Securities Act of 1933.

d.
The undersigned Purchaser understands the speculative nature and risks of investments associated with the Company, and confirms that the Shares would be suitable and consistent with his or her investment program and that his or her financial position enable him or her to bear the risks of this investment;

e.
To the extent that any federal, and/or state securities laws shall require, the Purchaser hereby agrees that any securities acquired pursuant to this Agreement shall be without preference as to assets;

f.	The certificate for Shares will contain a legend that transfer is prohibited except in accordance with the provisions of Regulation S;

g.
The Purchaser has had the opportunity to ask questions of the Company and has received all information from the Company to the extent that the Company possessed such information, necessary to evaluate the merits and risks of any investment in the Company;

h.	The Purchaser has satisfied the suitability standards and securities laws imposed by government of his residence;

i.
The Purchaser has adequate means of providing for its current needs and contingencies and has no need to sell the Shares in the foreseeable future (that is at the time of the investment, Purchaser can afford to hold the investment for an indefinite period of time);

j.
The Purchaser has sufficient knowledge and experience in financial matters to evaluate the merits and risks of this investment and further, the Purchaser is capable of reading and interpreting financial statements. Further, Purchaser is an “accredited investor” as that term is defined in applicable court cases and the rules, regulations and decisions of the United States Securities and Exchange Commission.

k.	The offer and sale of the Shares referred to herein is being made outside the United States within the meaning of and in full compliance with Regulation S.

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l.	The Purchaser is not a U. S. person within the meaning of Regulation S and is not acquiring the Shares for the account or benefit of any U. S. person; and,

m.
The Purchaser agrees to resell the Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act of 1933, as amended, or pursuant to an available exemption from registration.

Section 3.04. No Conflict. The execution and delivery by Purchaser of this Agreement and the consummation of the transactions contemplated hereby and thereby do not and shall not, by the lapse of time, the giving of notice or otherwise: (a) constitute a violation of any law; or (b) constitute a breach of any provision contained in, or a default under, any governmental approval, any writ, injunction, order, judgment or decree of any governmental authority or any contract to which Purchaser is a party or by which Purchaser is bound or affected.

Section 3.05. Consents and Approvals. No governmental approvals and no notifications, filings or registrations to or with any governmental authority or any other person is or will be necessary for the valid execution and delivery by Purchaser of this Agreement and the closing documents to which it is a party, or the consummation of the transactions contemplated hereby or thereby, or the enforceability hereof or thereof, other than those which have been obtained or made and are in full force and effect.

ARTICLE IV
Conditions

Section 4.01. Conditions to Obligations of each of the Parties.  The respective obligations of each party to consummate the transactions contemplated hereby shall be subject to the fulfillment at or prior to the Closing of the following conditions: (a) no preliminary or permanent injunction or other order, decree or ruling which prevents the consummation of the transactions contemplated by this Agreement shall have been issued and remain in effect; (b) no claim shall have been asserted, threatened or commenced and no law shall have been enacted, promulgated or issued which would reasonably be expected to (i) prohibit the purchase of, payment for or retention of the Shares by Purchaser or the consummation of the transactions contemplated by this Agreement or (ii) make the consummation of any such transactions illegal; and (c) all approvals legally required for the consummation of the transactions contemplated by this Agreement shall have been obtained and be in full force and effect at the Closing.

Section 4.02. Conditions to Obligations of Seller.  The obligations of Seller to consummate the transactions contemplated hereby shall be subject to the fulfillment at or prior to the Closing Date of the following additional conditions, except as Seller may waive in writing: (a) Purchaser shall have complied with and performed in all material respects all of the terms, covenants, agreements and conditions contained in this Agreement which are required to be complied with and performed on or prior to Closing; and (b) the representations and warranties of Purchaser in this Agreement shall have been true and correct on the date hereof or thereof, as applicable, and such representations and warranties shall be true and correct on and at the Closing (except those, if any, expressly stated to be true and correct at an earlier date), with the same force and effect as though such representations and warranties had been made on and at the Closing.

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         Section 4.03. Conditions to Obligations of Purchaser. The obligations of Purchaser to consummate the transactions contemplated hereby shall be subject to the fulfillment at or prior to Closing of the following additional conditions, except as Purchaser may waive in writing: (a) the Company shall have complied with and performed in all material respects all of the terms, covenants, agreements and conditions contained in this Agreement which are required to be complied with and performed on or prior to Closing; and (b) the representations and warranties of the Company in this Agreement shall have been true and correct on the date hereof or thereof, as applicable, and such representations and warranties shall be true and correct on and at the Closing (except those, if any, expressly stated to be true and correct at an earlier date), with the same force and effect as though such representations and warranties had been made on and at the Closing.

ARTICLE V
Indemnification

Section 5.01. Indemnification of Seller. Subject to the terms and conditions of this Article VI, Purchaser agrees to indemnify, defend and hold harmless Seller, from and against any and all claims, liabilities and losses which may be imposed on, incurred by or asserted against, arising out of or resulting from, directly or indirectly:

(a) the inaccuracy of any representation or breach of any warranty of Purchaser contained in or made pursuant to this Agreement which was not disclosed to Seller in writing prior to the Closing; provided that no such notification shall be deemed to waive or abrogate any right of Seller with respect to conditions to Closing in Section 4.02;

(b) the breach of any covenant or agreement of Purchaser contained in this Agreement; or

(c) any claim to fees or costs for alleged services by a broker, agent, finder or other person claiming to act in a similar capacity at the request of Purchaser in connection with this Agreement;

provided, however, that Purchaser shall not be liable for any portion of any claims, liabilities or losses resulting from a material breach by Seller, of any of its obligations under this Agreement or from Seller’s gross negligence, fraud or willful misconduct.

Section 5.02. Indemnification of Purchaser. Subject to the terms and conditions of this Article V, from and after the Closing, the Company agrees to indemnify, defend and hold harmless the Purchaser, its respective affiliates, its respective present and former directors, officers, shareholders, employees and agents and its respective heirs, executors, administrators, successors and assigns (the “Purchaser Indemnified Persons”), from and against any and all claims, liabilities and losses which may be imposed on, incurred by or asserted against any Purchaser Indemnified Person, arising out of or resulting from, directly or indirectly:

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(a) the inaccuracy of any representation or breach of any warranty of the Company contained in or made pursuant to this Agreement which was not disclosed to Purchaser in writing prior to the Closing; provided that no such notification shall be deemed to waive or abrogate any right of Purchaser with respect to conditions to Closing in Section 4.03;

(b) the breach of any covenant or agreement of the Company contained in this Agreement;

(c) the conduct of the business of the Company prior to the Closing; or

(d) any claim to fees or costs for alleged services rendered by a broker, agent, finder or other person claiming to act in a similar capacity at the request of the Company in connection with this Agreement;

provided, however, that the Company shall not be liable for any portion of any claims, liabilities or losses resulting from a material breach by Purchaser of its obligations under this Agreement or from a Purchaser Indemnified Person’s gross negligence, fraud or willful misconduct.

ARTICLE VI
Miscellaneous

Section 6.01. Notices. Any and all notices, requests or other communications hereunder shall be given in writing and delivered by: (a) regular, overnight or registered or certified mail (return receipt requested), with first class postage prepaid; (b) hand delivery; (c) facsimile transmission; or (d) overnight courier service, to the parties at the following addresses or facsimile numbers:

(i) if to Seller/the Company, to:	Sheer Ventures Inc.
Attn: President
100 Crescent Court, 7th Floor
Dallas, Texas 75201

With copies to:	Robert D. Axelrod
Axelrod, Smith & Kirshbaum, P.C.
5300 Memorial Drive, Suite 700
Houston, Texas 77007
Telephone Number: 713-861-1996
Facsimile Number: 713-552-0202

(iii) if to Purchaser, to:	Petrofinanz GMBH
Trust Company Complex
Ajeltake Road
Ajeltake Island
Majuro, Marshall Islands MH 96960

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or at such other address or number as shall be designated by either of the parties in a notice to the other party given in accordance with this Section 6.01. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given: (A) in the case of a notice sent by regular or registered or certified mail, three business days after it is duly deposited in the mails; (B) in the case of a notice delivered by hand, when personally delivered; (C) in the case of a notice sent by facsimile, upon transmission subject to telephone confirmation of receipt; and (D) in the case of a notice sent by overnight mail or overnight courier service, the next business day after such notice is mailed or delivered to such courier, in each case given or addressed as aforesaid.

Section 6.02. Benefit and Burden. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their successors and permitted assigns.

Section 6.03. No Third Party Rights. Nothing in this Agreement shall be deemed to create any right in any creditor or other person not a party hereto (other than the Purchaser Indemnified Persons) and this Agreement shall not be construed in any respect to be a contract in whole or in part for the benefit of any third party (other than the Purchaser Indemnified Persons).

Section 6.04. Amendments and Waiver. No amendment, modification, restatement or supplement of this Agreement shall be valid unless the same is in writing and signed by the parties hereto. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the party against whom that waiver is sought to be enforced.

Section 6.05. Assignments. Purchaser may assign any of their rights, interests and obligations under this Agreement and must notify Seller in writing of any such assignment.

Section 6.06. Counterparts. This Agreement may be executed in counterparts and by the different parties in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same agreement.

Section 6.07. Captions and Headings. The captions and headings contained in this Agreement are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof if any question of intent should arise.

Section 6.08. Construction. The parties acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the parties hereto.

Section 6.09. Severability. Should any clause, sentence, paragraph, subsection, Section or Article of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the parties agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom by the parties, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

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Section 6.10. Applicable Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to the conflict of law principles thereof.

Section 6.11. Submission to Jurisdiction. Each of the parties hereby: (a) irrevocably submits to the non-exclusive personal jurisdiction of any Nevada court, over any claim arising out of or relating to this Agreement and irrevocably agrees that all such claims may be heard and determined in such Nevada court; and (b) irrevocably waives, to the fullest extent permitted by applicable law, any objection it may now or hereafter have to the laying of venue in any proceeding brought in a Nevada court.

Section 6.12. Expenses; Prevailing Party Costs. The Company and Purchaser shall each pay their own expenses incident to this Agreement and the transactions contemplated hereby and thereby, including all legal and accounting fees and disbursements. Notwithstanding anything contained herein or therein to the contrary, if any party commences an action against another party to enforce any of the terms, covenants, conditions or provisions of this Agreement, or because of a breach by a party of its obligations under this Agreement, the prevailing party in any such action shall be entitled to recover its losses, including reasonable attorneys’ fees, incurred in connection with the prosecution or defense of such action, from the losing party.

Section 6.13. Entire Agreement. This Agreement sets forth all of the promises, agreements, conditions, understandings, warranties and representations among the parties with respect to the transactions contemplated hereby and thereby, and supersedes all prior agreements, arrangements and understandings between the parties, whether written, oral or otherwise.

Section 6.14. Faxed Signatures. For purposes of this Agreement, a faxed signature shall constitute an original signature.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

SELLER:	SHEER VENTURES, INC.

/s/ Philipp Buschmann
By:
	Its:	Director

PURCHASER:	PETROFINANZ GMBH

/s/ T. Crabtree
By:
	Its:	Director

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